SCHEDULE B

TO THE DISTRIBUTION AGREEMENT

(Amended as of June 25, 2025)

Money Market Funds

Current Name	Prior Name
JPMorgan 100% U.S. Treasury Securities Money Market Fund	JPMorgan 100% U.S. Treasury Securities Money Market Fund
JPMorgan California Municipal Money Market Fund	JPMorgan California Tax Free Money Market Fund
JPMorgan Federal Money Market Fund	JPMorgan Federal Money Market Fund
JPMorgan Institutional Tax Free Money Market Fund	N/A
JPMorgan Liquid Assets Money Market Fund	One Group Prime Money Market Fund
JPMorgan Municipal Money Market Fund	One Group Municipal Money Market Fund
JPMorgan New York Municipal Market Fund	JPMorgan New York Tax Free Money Market Fund
JPMorgan Prime Money Market Fund	JPMorgan Prime Money Market Fund
JPMorgan Securities Lending Money Market Fund	N/A
JPMorgan Tax Free Money Market Fund	JPMorgan Tax Free Money Market Fund
JPMorgan U.S. Government Money Market Fund	One Group Government Money Market Fund
JPMorgan U.S. Treasury Plus Money Market Fund	One Group U.S. Treasury Securities Money Market Fund

Equity Funds

Current Name	Prior Name
JPMorgan Diversified Fund	JPMorgan Diversified Fund
JPMorgan Emerging Markets Equity Fund	JPMorgan Fleming Emerging Markets Equity Fund
JPMorgan Emerging Markets Research Enhanced Equity Fund	N/A
JPMorgan Europe Dynamic Fund	JPMorgan Intrepid European Fund and JPMorgan Fleming Intrepid European Fund
JPMorgan Equity Income Fund	One Group Equity Income Fund
JPMorgan Equity Index Fund	One Group Equity Index Fund
JPMorgan Equity Premium Income Fund	N/A
JPMorgan Growth Advantage Fund	JPMorgan Mid Cap Growth Fund
JPMorgan Hedged Equity Fund	N/A
JPMorgan Hedged Equity 2 Fund	N/A
JPMorgan Hedged Equity 3 Fund	N/A
JPMorgan International Equity Fund	JPMorgan Fleming International Equity Fund
JPMorgan International Hedged Equity Fund[1]	N/A
JPMorgan International Focus Fund	JPMorgan International Unconstrained Equity Fund (name effective until 4/20/20)
JPMorgan Developed International Value Fund	JPMorgan International Value Fund (name effective until 9/13/23), JPMorgan Fleming International Value Fund
JPMorgan Large Cap Growth Fund	One Group Large Cap Growth Fund
JPMorgan Large Cap Value Fund	One Group Large Cap Value Fund
JPMorgan Mid Cap Equity Fund	JPMorgan Mid Cap Equity Fund

[1]	To be liquidated and reorganized under the JPMorgan International Hedged Equity Laddered Overlay ETF on or about July 11, 2025.

Current Name	Prior Name
JPMorgan Mid Cap Growth Fund	One Group Mid Cap Growth Fund and JPMorgan Diversified Mid Cap Growth Fund (name effective until 6/27/09)
JPMorgan Mid Cap Value Fund	JPMorgan Mid Cap Value Fund
JPMorgan Preferred and Income Securities Fund	N/A
JPMorgan Research Market Neutral Fund	JPMorgan Market Neutral Fund (name effective until 2/28/10)
JPMorgan Small Cap Blend Fund	JPMorgan Dynamic Small Cap Growth Fund and JPMorgan Dynamic Small Cap Fund (name effective until 6/29/07)
JPMorgan Small Cap Equity Fund	JPMorgan Small Cap Equity Fund
JPMorgan Small Cap Growth Fund	One Group Small Cap Growth Fund
JPMorgan Small Cap Value Fund	One Group Small Cap Value Fund
JPMorgan SMID Cap Equity Fund	JPMorgan Intrepid Mid Cap Fund (name effective until 11/1/20), One Group Diversified Mid Cap Fund and JPMorgan Diversified Mid Cap Fund
JPMorgan U.S. Applied Data Science Value Fund[2]	JPMorgan Intrepid Value Fund (name effective until 6/30/21)
JPMorgan U.S. Equity Fund	JPMorgan U.S. Equity Fund
JPMorgan U.S. GARP Equity Fund	JPMorgan Intrepid Growth Fund
JPMorgan U.S. Large Cap Core Plus Fund	N/A
JPMorgan U.S. Research Enhanced Equity Fund	JPMorgan Disciplined Equity Fund (name effective until 11/1/17)
JPMorgan U.S. Small Company Fund	JPMorgan U.S. Small Company Fund
JPMorgan U.S. Sustainable Leaders Fund

JPMorgan Intrepid Sustainable Equity Fund, JPMorgan Intrepid Advantage Fund, JPMorgan Intrepid Investor Fund, JPMorgan Intrepid Contrarian Fund (name effective until 4/10/06) and JPMorgan Intrepid Multi Cap Fund (name effective until 4/30/13)

JPMorgan U.S. Value Fund	JPMorgan Growth and Income Fund (name effective until 11/1/20)
JPMorgan Value Advantage Fund	N/A
Undiscovered Managers Behavioral Value Fund	Undiscovered Managers Behavioral Value Fund

Fixed Income Funds

Current Name	Prior Name
JPMorgan California Tax Free Bond Fund	JPMorgan California Bond Fund
JPMorgan Commodities Strategy Fund	N/A
JPMorgan Core Bond Fund	One Group Bond Fund
JPMorgan Core Plus Bond Fund	One Group Income Bond Fund
JPMorgan Corporate Bond Fund	N/A
JPMorgan Emerging Markets Debt Fund	JPMorgan Fleming Emerging Markets Debt Fund
JPMorgan Floating Rate Income Fund	N/A
JPMorgan Global Bond Opportunities Fund	N/A
JPMorgan Government Bond Fund	One Group Government Bond Fund

[2]	To be liquidated and reorganized under the JPMorgan Fundamental Data Science Large Value ETF on or about July 11 2025.

Current Name	Prior Name
JPMorgan High Yield Fund	One Group High Yield Bond Fund and JPMorgan High Yield Bond Fund (name effective until 9/14/09)
JPMorgan Income Builder Fund	JPMorgan World Income Builder Fund
JPMorgan Income Fund	N/A
JPMorgan Managed Income Fund	N/A
JPMorgan Mortgage-Backed Securities Fund[3]	One Group Mortgage-Backed Securities Fund
JPMorgan National Municipal Income Fund[4]	JPMorgan Intermediate Tax Free Income Fund, JPMorgan Intermediate Tax Free Bond Fund (name effective until 8/15/22)
JPMorgan New York Tax Free Bond Fund	JPMorgan New York Intermediate Tax Free Income Fund
JPMorgan Short Duration Bond Fund	One Group Short-Term Bond Fund
JPMorgan Short Duration Core Plus Fund	JPMorgan Short Duration High Yield Fund
JPMorgan Short-Intermediate Municipal Bond Fund	One Group Short-Term Municipal Bond Fund and JPMorgan Short Term Municipal Bond Fund (name effective until 4/30/09)
JPMorgan Strategic Income Opportunities Fund	N/A
JPMorgan Tax Aware Income Opportunities Fund	N/A
JPMorgan Tax Aware Real Return Fund	N/A
JPMorgan Tax Free Bond Fund	One Group Tax-Free Bond Fund
JPMorgan Total Return Fund[5]	N/A
JPMorgan Ultra-Short Municipal Fund	N/A
JPMorgan Unconstrained Debt Fund[6]	JPMorgan Multi-Sector Income Fund (name effective until 10/22/14)

Investor Funds

Current Name	Prior Name
JPMorgan Investor Balanced Fund	One Group Investor Balanced Fund
JPMorgan Investor Conservative Growth Fund	One Group Investor Conservative Growth Fund
JPMorgan Investor Growth & Income Fund	One Group Investor Growth & Income Fund
JPMorgan Investor Growth Fund	One Group Investor Growth Fund

JPMorgan SmartRetirement Funds

Current Name	Prior Name
JPMorgan SmartRetirement Income Fund	N/A
JPMorgan SmartRetirement 2025 Fund	N/A
JPMorgan SmartRetirement 2030 Fund	N/A
JPMorgan SmartRetirement 2035 Fund	N/A
JPMorgan SmartRetirement 2040 Fund	N/A
JPMorgan SmartRetirement 2045 Fund	N/A

[3]	To be liquidated and reorganized under the JPMorgan Mortgage-Backed Securities ETF on or about June 27, 2025.
[4]	To be liquidated and reorganized under the JPMorgan Municipal ETF on or about 3rd quarter 2025.
[5]	To be liquidated on or about July 29, 2025.
[6]	To be liquidated and reorganized under the JPMorgan Flexible Debt ETF mid 2025.

JPMorgan SmartRetirement 2050 Fund	N/A
JPMorgan SmartRetirement 2055 Fund	N/A
JPMorgan SmartRetirement 2060 Fund	N/A
JPMorgan SmartRetirement 2065 Fund	N/A
JPMorgan SmartRetirement Blend Income Fund	N/A
JPMorgan SmartRetirement Blend 2025 Fund	N/A
JPMorgan SmartRetirement Blend 2030 Fund	N/A
JPMorgan SmartRetirement Blend 2035 Fund	N/A
JPMorgan SmartRetirement Blend 2040 Fund	N/A
JPMorgan SmartRetirement Blend 2045 Fund	N/A
JPMorgan SmartRetirement Blend 2050 Fund	N/A
JPMorgan SmartRetirement Blend 2055 Fund	N/A
JPMorgan SmartRetirement Blend 2060 Fund	N/A
JPMorgan SmartRetirement Blend 2065 Fund	N/A

Other Funds

Current Name	Prior Name
JPMorgan Global Allocation Fund	JPMorgan Global Flexible Fund (name effective until 2/17/11)

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J.P. Morgan Fleming Mutual Fund Group, Inc.

J.P. Morgan Mutual Fund Investment Trust

Undiscovered Managers Funds

JPMorgan Trust I

JPMorgan Trust II

JPMorgan Trust IV

Each on behalf of itself and each of its Funds

JPMORGAN DISTRIBUTION SERVICES, INC.

By:	/s/ Timothy J. Clemens	By:	/s/ James Hoffman
Name:	Timothy J. Clemens	Name:	James Hoffman
Title:	Treasurer	Title:	Executive Director